Exhibit 99.2

1 Investor Presentation March 23, 2021

2 This presentation contains statements that are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended that are based on management’s current expectations and assumptions and are subject to risks and uncertainties . These forward looking statements can often be identified by their use of words such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “forecast,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology . Such forward looking statements include, but are not limited to, expressed or implied statements regarding future financial performance and future dividends, statements regarding the Company’s anticipated results for the first quarter of 2021 , the effects of our business model, the effects of our balance sheet on our ability to pursue business opportunities, statements regarding the terms and conditions and timing of the senior notes offering and the intended use of proceeds, the effects and anticipated benefits of our acquisitions and related actions, the strength of our business segments, assessments of future opportunities and performance, expectations regarding future transactions, and the financial impact, size and consistency of returns and timing thereof, expectations regarding market dynamics, as well as statements regarding the effect of investments in our business segments . Because these forward - looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward - looking statements . Factors that could cause actual results to differ from those contained in the forward - looking statements include but are not limited to risks related to : the unpredictable and ongoing impact of the COVID - 19 pandemic ; volatility in our revenues and results of operations ; changing conditions in the financial markets ; our ability to generate sufficient revenues to achieve and maintain profitability ; the short term nature of our engagements ; the accuracy of our estimates and valuations of inventory or assets in “guarantee” based engagements ; competition in the asset management business ; potential losses related to our auction or liquidation engagements ; our dependence on communications, information and other systems and third parties ; potential losses related to purchase transactions in our auctions and liquidations business ; the potential loss of financial institution clients ; potential losses from or illiquidity of our proprietary investments ; changing economic and market conditions ; potential liability and harm to our reputation if we were to provide an inaccurate appraisal or valuation ; failure to successfully compete in any of our segments ; loss of key personnel ; our ability to borrow under our credit facilities or raise additional funds through offerings as necessary ; failure to comply with the terms of our credit agreements ; our ability to meet future capital requirements ; and the diversion of management time on acquisition - related issues ; and other risks described from time to time in B . Riley Financial, Inc . ’s periodic filings with the SEC, including, without limitation, the risks described in B . Riley Financial, Inc . 's Annual Report on Form 10 - K for the year ended December 31 , 2020 under the caption “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations . ” These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward - looking statements . All information is current as of the date this presentation is issued, and B . Riley Financial, Inc . undertakes no duty to update this information . This presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures . Reconciliation of certain non - GAAP financial measures are provided in the appendix to this presentation . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities . Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933 , as amended . A shelf registration statement on Form S - 3 ASR was previously filed by the Company and was automatically effective upon filing with the SEC on January 28 , 2021 and a preliminary prospectus supplement will be filed by the Company . The offering will be made only by means of a prospectus . Copies of the preliminary prospectus relating to these securities may be obtained when available without charge from the offices of B . Riley Securities, Inc . , at 1300 North 17 th Street, Suite 1300 , Arlington, VA 22209 or by calling (703) 312 - 9580 or by emailing prospectuses@brileyfin . com . Safe Harbor Statement

3 I. Transaction Summary II. B. Riley Financial at a Glance III. Business Overview IV. Financial Overview V. Appendix Table of Contents

4 I. Transaction Summary

5 Transaction Summary 1. Actual offering size and pricing may differ from the figures shown; offering size and pricing to be determined by negotiation s b etween the Company and the underwriter. Issuer B. Riley Financial, Inc. (Nasdaq: RILY) Security Senior Unsecured Notes Proposed Ticker / Exchange RILYK / Nasdaq Offering Size $125,000,000 (1) Notes Offered 5,000,000 (1) Overallotment Option 15% Principal Amount per Note $25.00 Price Talk 5.25% - 5.50% (1) Maturity The Notes will mature on March 31, 2026, unless redeemed prior to maturity. Optional Redemption Prior to January 1, 2026, the Issuer may only redeem the Notes for cash in whole or in part at any time at its option pursuant to a Make - Whole mechanism (as more fully described in the transaction documents). On and after January 1, 2026 and prior to maturity, the Issuer may redeem the Notes for cash in whole or in part at any time at its option at a price equal to 100% of the principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. Use of Proceeds The Issuer anticipates using the net proceeds in excess of $100 million, if any, from the sale of the Notes for the redemption of all or a portion of its existing 7.25% Senior Notes due 2027 as soon as practicable and the remaining net proceeds for general corporate purposes, including funding future acquisitions and investments, repaying indebtedness, making capital expenditures and funding working capital. Expected Pricing Date 3/24/21 Book - Running Managers B. Riley Securities, Incapital , Ladenburg Thalmann , National Securities, William Blair & Company Co - Managers Aegis Capital Corp., Boenning & Scattergood, Huntington Capital Markets, Kingswood Capital Markets, Newbridge Securities Corporation, Wedbush Securities

Credit Metrics

Pro Forma Credit Statistics 12/31/2020

($ in millions)	B. Riley Financial	Pro Forma Adjustments: Stock Offering (1)	RILYT (2)	Proposed Offering (3)	Pro Forma Total (1)(2)(3)
Cash and Cash Equivalents	**$ 103.6**	**$ 65.0**	**$ 97.6**	**$ 95.8**	**$ 362.0**
Due from Clearing Brokers, net (4)	(6.6)	-	-	-	(6.6)
Securities and Other Investments Owned, net (5)	767.2	-	-	-	767.2
Restricted Cash	1.2	-	-	-	1.2
Loans Receivable, net of Loans Participations Sold (6)	373.4	-	-	-	373.4
Advances Against Customer Contracts	0.2	-	-	-	0.2
Other Equity Investments and Other (7)	59.6	-	-	-	59.6
Total Cash, Net Securities and Investments, and Other	1,298.7	65.0	97.6	95.8	1,557.0
Senior Notes Payable - Bonds	870.8	-	(128.2) (8)	(25.0) (9)	717.6
New Bonds	-	-	230.0	125.0	355.0
Term Loan	74.2	-	-	-	74.2
Notes Payable	38.0	-	-	-	38.0
Total Debt (10)	983.0	-	101.8	100.0	1,184.8
Total Cash, Securities and Other Investments Owned, net of Debt (10)	**$ 315.7**	**$ 65.0**	**$ (4.3)**	**$ (4.2)**	**$ 372.2**
Series A Preferred Stock (11)	62.4	-	-	-	62.4
Series B Preferred Stock (11)	33.6	-	-	-	33.6
Total Preferred Stock	96.0	-	-	-	96.0
Total Cash, Securities and Other Investments Owned, net of Debt and Preferred Stock (10)(11)	**$ 219.7**	**$ 65.0**	**$ (4.3)**	**$ (4.2)**	**$ 276.2**
LTM 12/31/2020 Revenue	902.7	-	-	-	902.7
LTM 12/31/2020 Adjusted EBITDA (12)	**406.8**	**-**	**-**	**-**	**406.8**
LTM 12/31/2020 Interest Expense	65.2	-	4.2 (13)	5.1 (14)	74.5
LTM 12/31/2020 Preferred Dividends	4.7	-	-	-	4.7
Net Debt / LTM Adj. EBITDA (10)(12)(15)	**-0.8x**	**N/A**	**N/A**	**N/A**	**-0.9x**
Total Debt / LTM Adj. EBITDA (10)(12)	**2.4x**	**N/A**	**N/A**	**N/A**	**2.9x**
LTM Adj. EBITDA / LTM Interest Expense (12)	**6.2x**	**N/A**	**N/A**	**N/A**	**5.5x**
LTM Adj. EBITDA / LTM Interest Expense + Preferred Dividends (12)	**5.8x**	**N/A**	**N/A**	**N/A**	**5.1x**

(1) Includes impact of RILY common stock offering closed on 1/15/2021.
(2) Includes impact of $230M offering of 6.00% Senior Notes due 2028 that closed on January 25, 2021, net of planned redemption of all outstanding 7.50% Senior Notes due 2027.
(3) Includes impact of proposed $125M bond offering net of gross spread, offering expenses, and proposed $25M redemption of 7.25% Senior Notes due 2027. Actual offering size, pricing, amount to be used for redemption and fees incurred may differ materially from the figures shown.
(4) Includes $7.1M due from clearing brokers minus $13.7M due to clearing brokers.
(5) Includes approximately $777.3M in securities and other investments owned minus $10.1M in securities sold not yet purchased.
(6) Includes $390.7M Loans Receivables at Fair Value minus $17.3M Loans Participation Sold.
(7) Other equity investments reported in prepaid expenses and other assets.
(8) Represents the principal amount of the announced redemption on March 31, 2021 of 7.50% Senior Notes due 2027.
(9) Represents the principal amount of the proposed redemption of 7.25% Senior Notes due 2027.
(10) Excludes (i) operating lease liabilities, and (ii) incremental sales of senior notes under our at-the-market sale program after 12/31/2020.
(11) Excludes incremental sales of series A and series B preferred stock under our at-the-market sale program after 12/31/2020.
(12) For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.
(13) Pro forma adjustment to interest expense related to $230M offering of 6.00% Senior Notes due 2028 on January 25, 2021, net of announced redemption on March 31, 2021 of 7.50% Senior Notes due 2027.
(14) Pro forma adjustment to interest expense related to proposed $125M bond offering at presumed interest rate of 5.5%, net of proposed $25M redemption of 7.25% Senior Notes due 2027.
(15) Net debt is defined as total debt, net of total cash, net securities and investments, and other.

B | RILEY Financial | 6

7 II. B. Riley Financial at a Glance

8 B. Riley Financial (NASDAQ:RILY) * International operations in Germany, Australia and India Bryant Riley Chairman & Co - CEO Tom Kelleher Co - CEO Phil Ahn CFO & COO Kenny Young President Alan Forman EVP General Counsel Dan Shribman Chief Investment Officer Key Executives Locations * Overview B . Riley Financial, Inc . (“B . Riley”) is a financial services and business advisory firm that provides tailored solutions to meet the strategic, operational and capital needs of its clients and partners through a diverse range of collaborative and complementary business capabilities . ● Founded in 1997 ● Publicly listed in 2014 ● Headquartered in Los Angeles ● 200 offices across the U.S. (1) ● 2,000 employees (1) ● Long - standing management ● Strong investment acumen ● History of returning capital to stockholders ● Over 20 years of continued growth 1. Figures shown are an approximation and do not reflect actual number of offices and employees.

9 Origin and Historical Timeline Meaningful value created, translated into earnings growth Platform enhancements provide diverse revenue streams and a suite of end - to - end, complementary services for clients and partners

10 Recent News and Developments B. Riley Named Turnaround Consulting Firm of the Year News Release , Published January 27, 2021 Ian Ratner, Co - Chief Executive Officer of B . Riley Advisory Services said, "We are extremely proud and honored to receive the 2020 Atlas Award for Turnaround Consulting Firm of the Year . This achievement validates B . Riley's position as a global restructuring leader and recognizes the deep trust our clients place in us to help navigate their most complex, mission - critical strategic objectives . " BRPM II and Eos Energy Storage Complete Business Combination News Release , Published November 17, 2020 B . Riley Principal Merger Corp . II, a special purpose acquisition company sponsored by an affiliate of B . Riley Financial, and Eos Energy Storage, a leading manufacturer of safe, reliable, low - cost zinc battery storage systems, announced the completion of their previously announced business combination . B. Riley Principal 150 Merger Corp. Closes $172.5M Initial Public Offering News Release , Published February 23, 2021 B . Riley Principal 150 Merger Corp . , a special purpose acquisition company sponsored by an affiliate of B . Riley Financial closed its initial public offering . The offering was priced at $ 10 . 00 per unit, resulting in gross proceeds of $ 172 . 5 million . The units are listed on Nasdaq and commenced trading under the ticker symbol "BRPMU" on February 19 , 2021 . B. Riley Completes Acquisition of National Holdings News Release , Published February 25, 2021 The transaction combines 900 registered representatives and over $ 30 billion in client assets under B . Riley Financial and enhances each of the firms’ complementary investment banking, capital markets and wealth management businesses, with the potential to meaningfully augment the combined platform’s episodic and recurring results . B. Riley Acquires Interest in Justice News Release , Published December 2, 2020 B . Riley announced it has acquired significant interest in clothing brand, Justice, through an investment in Bluestar Alliance’s acquisition of the brand's assets from ascena retail group . This investment in Justice aligns with B . Riley's broader investment strategy to generate recurring revenue for its platform .

Financial Summary

Overview

Offers diversification through a mix of steady, recurring revenue sources and episodic opportunities

Episodic Operating Businesses

- Investment Banking and Capital Markets
- Retail Liquidation

Steady Operating Businesses

- Principal Investments (magicJack, United Online)
- Specialty Financial Consulting
- Appraisal and Valuation
- Wealth Management

Strategic Investments

- Opportunistic co-investments with client-partners
- Benefit from our operational, financial, industry expertise
- Create opportunities for operating business
- Drive shareholder value

Annual Consolidated Revenues



$423M
$652M
$903M
FY 2018
FY 2019
FY 2020

Annual Consolidated Adj. EBITDA(1)



$90M
$208M
$407M
FY 2018
FY 2019
FY 2020

1. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, impairment of tradenames, and transaction related and other costs. For a definition of adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.

B RILEY Financial | 11

Financial Summary – Operating and Investment Results

Preliminary Guidance for Q1 2021: Operating Adjusted EBITDA of $105 to $115 million[1]

($ in Millions)

Financial Highlights (Quarter)	Q4 2019	Q4 2020
Net Income[2]	$ 17.1	$ 171.6
Operating Adj. EBITDA[3]	$16.4	$126.8
Investment Adj. EBITDA[4]	$33.9	$133.7
Total Adj. EBITDA[5]	$50.3	$260.5

($ in Millions)

Financial Highlights (Annual)	FY 2019	FY 2020
Net Income[2]	$81.6	$205.1
Operating Adj. EBITDA[3]	$113.6	$311.7
Investment Adj. EBITDA[4]	$94.3	$95.1
Total Adj. EBITDA[5]	$207.9	$406.8

1. The Company has not provided guidance for a comparable GAAP measure or a quantitative reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure because it is unable to determine with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such measure without unreasonable effort.
2. Net Income attributable to B. Riley Financial, Inc.
3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
4. Investment Adjusted EBITDA is defined as Trading Income (losses) and Fair Value Adjustments on Loans, less other investment related expenses.
5. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, impairment of tradenames, and transaction related and other costs. For a reconciliation to GAAP financial measures, please see appendix.

B | RILEY Financial | 12

13 Financial Summary – Operating and Investment Results Opportunities Our Approach Our diverse platform provides us with proprietary investment ideas to support our clients and partners while generating returns for our investors . These opportunistic investments are : ● Accretive and drive shareholder value ● Focus on delivering financial improvements to maximize free cash flow We actively co - invest in opportunities that can : ● Leverage our core business services and industry knowledge ● Create opportunities for our operating business ● Generate yield and drive incremental returns ● Offer growth, FCF and recurring revenue Operating and Investment Results (Dollars in thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Operating Revenues (1) $ 182,236 $ 151,921 $ 194,500 $ 270,046 $ 798,703 Investment Gains (Loss) (2) (182,442) 114,547 31,753 140,160 104,018 Consolidated Revenue $ (206) $ 266,468 $ 226,253 $ 410,20 6 $ 902,721 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Operating Adj. EBITDA (3) $ 70,908 $ 46,756 $ 67,222 $ 126,78 7 $ 311,673 Investment Adj. EBITDA (4) (166,972) 101,507 26,911 133,699 95,145 Consolidated Adj. EBITDA (5) $ (96,064) $ 148,263 $ 94,133 $ 260,48 6 $ 406,818 1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lendi ng and (iii) Sales of Goods. 2. Investment Gains (Loss) is defined as Trading Income (losses) and Fair Value Adjustments on Loans. 3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (losses) and Fair Value Adjustments on L oan s and (ii) other investment related expenses. 4. Investment Adjusted EBITDA is defined as Trading Income (losses) and Fair Value Adjustments on Loans, less other investment r ela ted expenses. 5. For a reconciliation to GAAP financial measures, please see appendix.

Segment Overview

Segment Mix

Consistent cash-flow generating and steadier businesses provide balance to episodic banking and liquidation businesses, investments

Capital Markets	Auction and Liquidation	Financial Consulting	Principal Investments	Brands (1)
• Investment Banking • Sales & Trading • Wealth Management • Fund Management • Strategic Investments, Loans	• Retail Liquidation	• Advisory Services (legacy GlassRatner) • Appraisal • Real Estate • Operations Management	• United Online (NetZero, Juno) • magicJack	• Six Brands

2020 Annual Segment Results

(Dollars in thousands)	Capital Markets	Auction and Liquidation	Financial Consulting	Principal Investments	Brands (1)
Operating Revenue (2)	$ 514,721	$ 88,764	$ 91,622	$ 87,138	$ 16,458
Investment Gains (3)	104,018	-	-	-	-
Segment Revenue	**$ 618,739**	**$ 88,764**	**$ 91,622**	**$ 87,138**	**$ 16,458**
Segment Operating Income (4)	$ 208,630	$ 25,769	$ 22,543	$ 33,360	$ (1,789)
Investment Gains Income (5)	95,145	-	-	-	-
Segment Income (Loss)	**$ 303,775**	**$ 25,769**	**$ 22,543**	**$ 33,360**	**$ (1,789)**

1. BR Brands investment portfolio is comprised of six brands, including Catherine Malandrino, English Laundry, Joan Vass, Kensie Girl, Limited Too and Nanette Lepore as of 10/2019. Results for Hurley and bebe are recognized outside of the Brands Segment. Justice was acquired 11/30/2020.
2. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
3. Investment Gains is defined as Trading Income (losses) and Fair Value Adjustments on Loans.
4. Segment Operating Income is defined as segment income excluding trading income (losses) and fair value adjustments on loans and other investment related expenses
5. Investment Gains Income is defined as Trading Income (losses) and Fair Value Adjustments on Loans, less other investment related expenses

B | RILEY Financial | 14

15 Maintain Significant Ownership, Strong Shareholder Alignment 1. There can be no assurance that we will continue to generate sufficient cash to pay dividends or that we will pay dividends in fu ture periods. Further, the issuance of preferred stock may reduce or eliminate our ability to make common stock dividends. 2. Declared Q4 2020 quarterly dividend of $3.50 per share will be paid to common shareholders of record in March 2021. 3. Insider purchase data from 3/13/2018 to 12/31/20. Historical Dividends (1)(2) Common Dividends (1) Total fourth quarter 2020 dividend of $3.50 payable March 2021 (2) ● Raised regular quarterly dividend to $0.50 (previous $0.375 ) ● Declared special, one - time dividend of $3.00 Insider Ownership (3) ● 27.5% of total holdings owned by executives and board ● 217K open market purchases in 2020 ● 665K open market purchases since 2018 Historical Share Price Performance $0.28 $0.67 $0.74 $1.49 $1.33 $3.50 $8.36 0 1 2 3 4 5 6 7 8 9 2016 2017 2018 2019 2020 2021 Regular Dividend Special Dividend Dividend to be paid March 2021 Cumulative $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 Jan-19 Apr-19 Aug-19 Dec-19 Mar-20 Jul-20 Nov-20 Mar-21

16 III. Business Overview

17 17 Who We Are Trusted Advisors ● We offer a wide range of end - to - end business advisory and financial services solutions tailored to fit the needs of our clients through a diverse mix of complementary businesses Strategic Partners ● We partner with clients in providing senior - led services and financing to support the execution of mission - critical strategic growth objectives at any stage in the company life cycle Value Investors ● We leverage the deep investment, operational and industry expertise of our affiliated companies to source attractive opportunities that are proprietary to B. Riley Who We Serve Corporate Clients ● Pre - and post - public issuers, private companies, corporations, debtors Financial Institutions, Investment Firms ● Private equity firms, sponsors, lenders, hedge funds, pension funds, family offices Professional Services Firms and Advisors ● Auditors, creditor committees, trustees Individuals ● Individuals and families, business owners and executives, high - net - worth investors B. Riley at a Glance

18 Our Structure and Diverse Business Mix Investment Banking • Full - service investment bank • Capital markets, M&A, restructuring • 400 companies covered by equity research (1) • 1,000 institutional clients (2) Complementary mix of steady cash flow and episodic higher margin businesses Retail Liquidation • Leading operator of retail, wholesale, industrial auctions and liquidations • 2,000+ store closures in 2020 with $2.8B+ in associated liquidation inventory value 1. Companies covered by B. Riley Securities Equity Research division as of 12/31/2020. 2. B. Riley Securities institutional sales & trading clients as of 12/31/2020. 3. Figures shown are approximations and do not reflect actual number of BRWM and NHLD Registered Representatives, Assets under Administration as of 2/25/2021. Principal Investments • Proprietary investments • Control and minority investments Appraisal • Equipment, inventory, real estate ABL appraisals • 1,000+ company appraisals per year Wealth Management • Private wealth services • 900 registered representatives (3) • $30B in client assets (3) Specialty Financial Consulting • Bankruptcy, financial, operational restructuring consulting • Forensic accounting, litigation support • Valuation disputes, fraud investigations • Due diligence and QOE analysis Real Estate • Real estate advisory and valuation services, in the U.S. and abroad • Serves companies of varying sizes, financial institutions, investors, family offices and individuals

Investment Banking and Institutional Brokerage

B. Riley Securities (formerly B. Riley FBR)

- Full-service investment bank providing comprehensive corporate finance solutions for public and private companies
- Offers fully-customized creative capital markets solutions
- Leader in small- and mid-cap debt/equity offerings
- Established franchise in SPACs, ATMs and private placements
- Go-to source for quality small- and mid-cap research
- Leverages broad retail, family office distribution network
- Recognized as leading advisor to distressed companies (3)

Key Stats & Accolades

Investment Banking - **80+** professionals (1)

- **#1** bookrunner for at-the-market (ATM) issuances (2)
- **Top 10** bankruptcy financial adviser (3)

Sales & Trading – **70+** professionals (1)

- **1,000+** institutional client relationships (4)

Equity Research - **45+** professionals (1)

- **400+** companies covered by research (5)
- **#3** most small-caps under coverage (6)

Recent Deals

December 2020	December 2020	November 2020	November 2020	November 2020
$331,200,000	**$728,109,890**	Sale of Christmas Tree Shops a subsidiary of Bed Bath & Beyond	B. Riley Principal Merger Corp. II business combination Eos	**$292,640,000**
Healthcare Services Acquisition Corp.	AMC			Telos
SPAC IPO Sole Bookrunner	**Common Stock At-the-Market Offering Joint Agent**	**Sell-Side Advisor**	**Capital Markets Advisor**	**Initial Public Offering Lead Bookrunner**

1. B. Riley Securities investment banking, sales & trading and research professionals as of 12/31/2020.
2. Source: Dealogic, Company Filings, PlacementTracker. Apportioned credit to all placement agents.
3. Source: The Deal, Bankruptcy Restructuring Advisers Power Rankings for Q1 2020.
4. B. Riley Securities institutional sales & trading clients as of 12/31/2020.
5. B. Riley Securities Equity Research coverage as of 12/31/2020.
6. Sources: StarMine rankings. Bloomberg, FactSet, and company websites used for firms not included in StarMine rankings. Overall coverage includes only companies with a rating & domiciled in the U.S. Does not include Closed End Funds. Small-Cap Coverage includes market caps less than $1 billion.

B. RILEY Financial | 19

Leading Small Cap Underwriter

B. Riley has established itself as the preeminent lead left bookrunner for small cap issuers

Top Small Cap Bookrunners, Ex-Healthcare (1) 2020

Rank	Bookrunner	$M	No.	% Lead
1	BofA Securities	$931.7	19	47%
2	Morgan Stanley	$765.8	16	44%
3	JPMorgan	$673.6	13	54%
4	Jefferies LLC	$620.2	13	46%
5	**B Riley Securities**	**$606.2**	**17**	**71%**
6	Goldman Sachs	$533.6	10	50%
7	Credit Suisse	$507.2	13	54%
8	Citi	$479.8	13	46%
9	Stifel	$461.5	21	19%
10	BMO Capital Markets	$423.2	17	18%
11	Barclays	$292.5	8	50%
12	Wells Fargo Securities	$283.9	10	70%
13	RBC Capital Markets	$219.7	7	14%
14	Oppenheimer & Co	$219.4	8	75%
15	Raymond James	$218.6	16	13%
16	Roth Capital Partners	$214.8	25	40%
17	William Blair & Co	$193.7	8	0%
18	Canaccord Genuity	$189.0	14	29%
19	Needham & Co	$170.9	11	18%
20	Truist Financial Corp	$163.2	11	9%

Top Small Cap Follow-On Bookrunners, Ex-Healthcare (2) 2020

Rank	Bookrunner	$M	No.	% Lead
1	BofA Securities	$643.5	11	64%
2	**B Riley Securities**	**$465.0**	**16**	**69%**
3	Jefferies LLC	$447.8	8	63%
4	Credit Suisse	$395.1	9	67%
5	Morgan Stanley	$302.0	9	44%
6	Barclays	$292.5	8	50%
7	JPMorgan	$282.9	8	50%
8	Stifel	$281.5	16	19%
9	Citi	$237.7	5	60%
10	Oppenheimer & Co	$209.2	7	86%
11	Raymond James	$174.4	13	8%
12	Wells Fargo Securities	$166.4	7	57%
13	BMO Capital Markets	$163.7	11	18%
14	Roth Capital Partners	$163.6	20	35%
15	Maxim Group LLC	$136.5	10	70%
16	Canaccord Genuity	$135.9	12	25%
17	Goldman Sachs	$133.7	4	50%
18	Cowen & Company	$112.3	3	33%
19	RBC Capital Markets	$105.2	4	25%
20	Needham & Co	$103.2	8	25%

Top Small Cap SPAC Bookrunners (3) 2020

Rank	Bookrunner	$M	No.	% Lead
1	Credit Suisse	$4,516.1	21	81%
2	Cantor Fitzgerald & Co	$3,452.2	18	89%
3	Citi	$3,329.0	20	90%
4	Goldman Sachs	$2,833.8	15	67%
5	Jefferies LLC	$2,827.3	18	83%
6	Deutsche Bank	$2,049.8	13	85%
7	UBS	$2,047.1	14	50%
8	Barclays	$1,312.2	12	25%
9	Cowen & Company	$1,298.1	8	75%
10	**B Riley Securities**	**$1,254.6**	**7**	**86%**
11	Morgan Stanley	$1,245.3	12	33%
12	EarlyBirdCapital Inc	$1,234.1	13	62%
13	BofA Securities	$1,198.2	14	21%
14	Chardan Capital	$933.0	7	100%
15	Wells Fargo Securities	$908.0	6	50%
16	JPMorgan	$861.6	6	50%
17	BTIG LLC	$723.0	8	38%
18	Evercore Inc	$669.6	2	100%
19	Stifel	$605.4	9	33%
20	Oppenheimer & Co	$534.7	6	50%

Source: 1. Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100m-$1.0bn (Deals <$1.1bn rounded down). Excludes SPAC IPOs and Healthcare transactions. 2. Source: Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100m-$1.0bn. Excludes Healthcare transactions. 3. Dealogic. Pricing Date 1/1/2020 – 12/31/2020, Deal Type = SPAC, Rank Eligible, SEC registered. Exchange Nationality = USA. Market Cap. =<$1.0bn. Deal Value $100-$400m. Weighted on $ raised attributed to respective bank economics on transaction.

B | RILEY Financial | 20

21 Market Leader In At - The - Market (ATM) Offerings 525 385 382 326 314 281 280 221 220 191 173 0 100 200 300 400 500 B. Riley Securities Cantor Fitzgerald Bank of America Jefferies Wells Fargo JP Morgan Citigroup Cowen RBC Morgan Stanley Barclays Continued Growth in Avg Daily ATM Revenue Fueled by New ATM Filings Source: Dealogic, Company Filings, PlacementTracker. Note: The sum of deals is greater than the actual number completed to account for multiple - agent transactions and “B. Riley Secu rities” includes transactions completed by FBR/MLV prior to the acquisition by B. Riley Financial in June 2017. $75 $91 $62 $46 $51 $50 $80 $102 $165 $128 $122 $257 18 19 9 14 11 14 13 16 21 25 24 24 0 5 10 15 20 25 30 $0 $50 $100 $150 $200 $250 $300 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Avg Daily ATM Revenue New ATMs Filed During the Qtr New ATMs Filed Avg Daily ATM Revenue in Thousands B. Riley Securities Has Filed The Most ATMs Since 2010

22 Acquisition of National Holdings Corporation Brokerage Investment Banking Tax & Accounting Investment Advisory ● Capital markets ● Private shares ● Institutional sales & trading ● Syndicate desk ● Tax planning & preparation ● Business accounting services ● Insurance & annuities offerings ● Institutional equity research ● Banking & lending solutions ● Fee - based investment advisory services ● Customized asset allocation and portfolio management ● Comprehensive fee - based financial planning National Holdings (Nasdaq : NHLD) is a full - service middle market investment banking and asset management firm that operates through several subsidiaries including National Securities . » Brokerage founded in 1947 » 1 , 000 affiliated personnel, 700 registered reps » Client AUM of $ 18 . 9 B as of January 8 , 2021 » Revenues of $ 229 . 9 M in fiscal 2020 Acquisition Expands RILY Platform and Capabilities; Offers Enhanced Distribution

23 BRWM Key Stats (1) ● $12B assets under administration ● 170 experienced financial advisors ● 34,000+ active client accounts Wealth Management Division B. Riley Wealth Management ● Acquired Wunderlich Securities in July 2017 ● Provides consultative investment advice, financial planning expertise and retail brokerage services ● Serves individuals and families, corporations and non - profit organizations, qualified retirement plans, trusts, foundations and endowments ● Large private client network with strong demand for new issues offers enhanced distribution and aftermarket benefits ● Benefits from B . Riley infrastructure, deals syndicate and ancillary investment offerings 1. Figures shown are approximations and do not reflect actual number of Assets under Administration, Active Client Accounts. BR WM Financial Advisors as of 02/25/2021. Core Services Individuals ● Financial planning ● Retirement income ● Estate planning ● Risk management & insurance ● Trust management Corporations ● Qualified plan and 401(K) advisory services ● Investment banking and directed share programs ● Business lending resources through 3rd party institutions

Advisory Services – Financial Consulting Division

B. Riley Advisory Services (formerly GlassRatner)

- Acquired GlassRatner in August 2018; over 100 professionals [(1)]
- Maintains strong performance since joining B. Riley
- Nationally recognized mid-market consulting firm advising stakeholders on highly complex crisis management and litigation matters
- Specializes in bankruptcy, restructuring, litigation support, forensic accounting, valuation disputes, and fraud investigations
- Key sectors include healthcare, automotive, agriculture, energy and power, retail and real estate
- Significant increase in bankruptcy & restructuring matters as result of COVID-19
- Acquired Alderney Advisors (auto restructuring firm) in Q2 2020

Recent Accolades

Daily Report Best of 2020

#1 Overall Expert Witness
#1 Forensic Accounting Firm
#1 Litigation Valuation Provider

Turnaround Atlas Awards

Turnaround Consulting Firm of the Year (Mid-Market)

The Deal

Top 10 Leading Restructuring Adviser

Recent Engagements

Gold's Gym

FA to International Fitness Chain

Americore Health

Chapter 11 Trustee for Hospital System

Gill

FA and Trustee to Global Auto Manufacturer and Supplier

1. GlassRatner professionals as of 12/31/20.
2. Sources: The Deal, Bankruptcy Restructuring Advisers Power Rankings for Q1 2020; ALM's Daily Report, "Best of 2020"; and Global M&A Network, "Turnaround Atlas Awards" (2021).

B. RILEY Financial | 24

25 Advisory Services – Appraisal Division B. Riley Advisory Services (formerly Great American Group Advisory & Valuation Services) ● Provides valuation appraisal services to financial institutions, lenders, private equity firms, and other capital providers ● One of the largest appraisal practices in the U . S . with over 100 professionals (1) ● Engaged in over 1 , 500 appraisals for 1 , 100 companies in 2020 (2) ● Large number of recurring appraisal engagements primarily supporting asset - based loans (ABLs) ● Appraisal business maintains relatively steady performance quarter - to - quarter and year - to - year ● Appraisal professionals lend their deep industry segment expertise to entire B. Riley platform ● Regularly sources business development opportunities for non - appraisal B. Riley affiliates 1. Appraisal and Valuation professionals as of 12/31/2020. 2. Figures shown are approximations and do not reflect actual number of completed appraisals or unique company appraisals. Illustrative Clients

26 Retail Liquidation Division B. Riley Retail Solutions (formerly Great American Group) ● Great American Group merged with B . Riley in June 2014 ● Leading operator of large - scale retail liquidations ● Episodic, counter - cyclical business that benefits from the acceleration of retail industry headwinds ● Participated in over 2 , 000 + store closings with more than $ 2 . 8 billion in associated retail inventory value in 2020 (1) ● Robust pipeline of fee - based liquidation projects through year - end ● Real estate consolidation and purging excess inventory remain a key focus for retailers amid COVID - 19 uncertainty 1. Figures shown are approximations as of 12/31/2020 and do not reflect actual number of store closures or liquidated asset valu es. Illustrative Clients

27 Real Estate Division Expertise B. Riley Real Estate ● Established B. Riley Real Estate in February 2020 ● Specializes in lease restructuring and real estate disposition ● Complements retail liquidation and core restructuring services ● Projects span properties across office, retail, restaurants, multi - family, grocery, entertainment, manufacturing and health services ● Strong business pipeline as property owners remain cautious of long - term real estate plans (store count, renewals, etc.) ● Continued rationalization of leased space is expected to continue as result of shift in retail and near - term uncertainty ● Acquisitions & dispositions ● Construction disputes ● Valuation services ● Borrower & lender advisory ● Workouts & restructuring ● Liquidations & loan sales ● Investments & financing ● Fiduciary receivership ● Property management ● Stabilizations & turnarounds Illustrative Engagements Assists companies, financial institutions, investors, family offices and individuals on real estate projects, including:

Principal Investments

Company Ownership

- Strong cash-flow companies generating attractive returns
- High gross margins; predictable subscriber attrition
- Low overhead from successful execution of cost synergies

United Online (acquired July 2016)

- Internet access and online advertising provider
- Exceeded net initial investment since acquisition
- Generates steady income for B. Riley

magicJack (acquired November 2018)

- VoIP technology and services communications provider
- Offers operational synergies with United Online

Lingo Communications

- Global cloud/UC and managed service provider
- Acquired 40% ownership interest November 2020
- B. Riley to acquire additional 40% interest in 2021 pending regulatory approval

Cumulative Segment Income [1]


United Online
magicJack
$9.2M
$28.7M
$48.2M
$81.3M
$114.7M
2016
2017
2018
2019
2020

1. Includes results from United Online, Inc. since Q3 2016, and results from magicJack VocalTec Ltd. since Q4 2018.

B. RILEY Financial | 28

29 Brands Ownership Summary (1) Brand Investments ● Established brand investment portfolio in October 2019 ● Brand investments offer recurring revenue and cash flow through licensing of brand trademarks ● Leverages retail and brand management partnerships ● Trends in traditional brick and mortar retail creates opportunity to acquire intellectual property and brand assets ● Acquired interest in Justice in November 2020 1. Brand holdings for Six Brands, Hurley and bebe as of 12/31/2020. Acquired interest in Justice brand on 11/30/2020. Percentage s r epresent approximate ownership stakes in these brands. 2. Results for Hurley, bebe and Justice are recognized outside of the Brands Segment. Brands Segment results primarily include interest from Six Brands. 80% Catherine Malandrino English Laundry Joan Vass Kensie Girl Limited Too Nanette Lepore 43% Hurley (2) 41% Justice (2) 39% bebe (2) Brand Holdings

30 IV. Financial Overview

31 Financial Highlights 1. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share - based payments, impairment of tradenames, and transaction related and other costs. 2. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (losses) and Fair Value Adjustments on L oan s and (ii) other investment related expenses. 3. Adjusted net income excludes the impact of share - based payments, fair value adjustments, amortization of intangible assets, rest ructuring costs, insurance settlement recovery, impairment of tradenames, transaction - related and other costs, tax impact of aforementioned adjustments and certain tax items. (000’s) Q4 2020 Total Revenue $410,206 Adjusted EBITDA (1) 260,486 Net income attributable to B. Riley Financial 171,594 Net income available to common shareholders 170,114 Adjusted net income attributable to B. Riley Financial (3) 178,433 Operating Adjusted EBITDA (1)(2) 126,787 (000’s) FY 2020 Total Revenue $902,721 Adjusted EBITDA (1) 406,818 Net income attributable to B. Riley Financial 205,148 Net income available to common shareholders 200,438 Adjusted net income attributable to B. Riley Financial (3) 247,131 Operating Adjusted EBITDA (1)(2) 311,673 Select Income Items

32 Financial Highlights (cont.) Cash and Net Investments (000’s) 12/31/20 Cash and cash equivalents $103,602 Restricted cash 1,235 Due from clearing brokers, net of due to clearing brokers (6,583) Securities and Other Investments Owned, net (1) 767,214 Advances against customer contracts 200 Loans receivables, net of loan participations sold 373,373 Other equity investments and deposits (2) 59,612 Total Cash, Net Securities and Investments, and Other $1,298,653 Debt (000’s) 12/31/20 Notes payable $ 37,967 Term loan 74,213 Senior notes payable 870,783 Total Debt $982,963 1. Includes $777.3M in securities and other investments owned net of $10.1M in securities sold not yet purchased. 2. Other equity investments reported in prepaid expenses and other assets. 3. Defined as total cash, net securities and investments, and other minus total debt.. Total Cash and Investments, Net of Debt (3) $ 315,690

33 V. Appendix

Strong Balance Sheet with Attractive Dividend Yield

Balance Sheet Summary [1]	
Cash & Cash Equivalents	***$103.6M***
Securities and Other Investments Owned, net [2]	*$767.2M*
Loans Receivable, net of Loan Participations Sold	*$373.4M*
Other investment assets [3]	*$54.5M*
Total Cash, Net Securities and Investments, and Other [2][3]	***$1,298.7M***
Term Loan	*$74.2M*
Senior Notes and other Notes Payable	*$908.8M*
Total Debt [4]	***$983.0M***
Total Cash and Investments, Net of Debt [5]	***$315.7M***

Financial Highlights (12/31/2020 LTM) [6]			
Total Revenues	***$902.7M***	**Total Adj. EBITDA** [11]	***$406.8M***
Operating Revenues [7]	*$798.7M*	Operating Adj. EBITDA [9][11]	*$311.7M*
Investment Gains (Loss) [8]	*$104.0M*	Investment Adj. EBITDA [10][11]	*$95.1M*

Capitalization Structure	
Market Cap [12]	***$1,538.5M***
Preferred Shares – FMV [13]	*$107.3M*
Total Cash and Investments, Net of Debt [5]	*$315.7M*
Enterprise Value [14]	***$1,330.1M***

Common Stock	
Shares Outstanding [15]	*27.2M*
Public Float, est. [16]	*72.5%*
Insider Holdings [16]	*27.5%*
Dividend Yield – LTM [17]	*2.3%*

1. As of 12/31/2020.
2. Includes approximately $777.3M in securities and other investments owned net of $10.1M in securities sold not yet purchased.
3. Includes approximately $1.2M in restricted cash, $7.1M in due from clearing brokers net of $13.7M due to clearing brokers, $0.2M in advances against customer contracts, and $59.6M in other equity investments reported in prepaid expenses and other assets.
4. Excludes operating lease liabilities.
5. Defined as total cash, net securities and investments, and other minus total debt.
6. Based on 12/31/2020 last twelve months results.
7. Operating Revenues is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
8. Investment Gains (Loss) is defined as Trading Income (losses) and Fair Value Adjustments on Loans.
9. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
10. Investment Adjusted EBITDA is defined as Trading Income (losses) and Fair Value Adjustments on Loans, less other investment related expenses.
11. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, impairment of tradenames, and transaction related and other costs.
12. RILY common stock price as of 3/22/2021 for total shares outstanding as of 12/31/2020 plus common stock offering of 1,413,045 shares closed on 1/15/2021.
13. Fair market value of RILYP and RILYL preferred shares as of 3/22/2021 for total shares outstanding as of 12/31/2020.
14. Enterprise value is defined as market capitalization, less cash and cash equivalents, restricted cash, due from clearing brokers, advances against customer contracts, the net amount of loans receivable and loan participations sold, the net amount of securities and other investments owned and securities sold not yet purchased, and other equity investments and investment related deposits reported in prepaid expenses and other assets, plus notes payable, term loan, senior notes payable, and fair value of RILYP and RILYL as of 3/22/2021 using outstanding preferred shares as of 12/31/2020.
15. Based on total shares outstanding as of 12/31/2020 plus common stock offering of 1,413,045 shares closed on 1/15/2021.
16. As of 12/31/2020.
17. Calculated based on $1.325 per share dividend in 2020 divided by share price as of 3/22/2021.

B | RILEY Financial | 34

GAAP Income Statement

B. Riley Financial Consoldiated Statements of Operations

USD in 000's except for share data	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020
Revenues:										
Services and Fees	$103,896	$139,968	$113,111	$103,518	$460,493	$159,381	$125,595	$144,823	$237,270	$667,069
Trading Income (Loss) and Fair Value Adjustments on Loans	25,867	5,595	40,268	34,733	106,463	(182,442)	114,547	31,753	140,160	104,018
Interest Income - Loans and Securities Lending	11,420	16,961	25,766	23,074	77,221	21,851	24,506	26,026	30,116	102,499
Sale of Goods	945	2,160	918	3,912	7,935	1,004	1,820	23,651	2,660	29,135
Total Revenues	**142,128**	**164,684**	**180,063**	**165,237**	**652,112**	**(206)**	**266,468**	**226,253**	**410,206**	**902,721**
Operating Expenses:										
Direct Cost of Services	14,116	19,663	7,936	17,109	58,824	19,952	7,985	23,264	9,250	60,451
Cost of Goods Sold	1,119	1,805	911	3,740	7,575	769	860	9,813	1,018	12,460
Selling, General and Administrative Expenses	94,964	91,907	101,092	97,256	385,219	87,744	106,562	97,143	137,088	428,537
Restructuring Charge	147	1,552	-	-	1,699	-	-	1,557	-	1,557
Impairment of Tradenames	-	-	-	-	-	4,000	8,500	-	-	12,500
Interest Expense - Securities Lending and Loan Participations Sold	6,804	5,502	10,273	9,565	32,144	8,473	11,221	10,975	11,782	42,451
Total Operating Expenses	117,150	120,429	120,212	127,670	485,461	120,938	135,128	142,752	159,138	557,956
Operating Income (Loss)	**24,978**	**44,255**	**59,851**	**37,567**	**166,651**	**(121,144)**	**131,340**	**83,501**	**251,068**	**344,765**
Other Income (Expense):										
Interest Income	637	331	361	248	1,577	246	224	67	27	564
(Loss) Income from Equity Investments	(3,762)	(1,400)	1,113	2,618	(1,431)	(236)	(318)	409	(478)	(623)
Interest Expense	(10,770)	(11,588)	(12,772)	(15,075)	(50,205)	(15,654)	(16,509)	(16,374)	(16,712)	(65,249)
Income before Income Taxes	11,083	31,598	48,553	25,358	116,592	(136,788)	114,737	67,603	233,905	279,457
(Provision) Benefit for Income Taxes	(3,104)	(9,289)	(14,409)	(7,842)	(34,644)	37,539	(32,208)	(18,711)	(62,060)	(75,440)
Net Income (Loss)	7,979	22,309	34,144	17,516	81,948	(99,249)	82,529	48,892	171,845	204,017
Net (Loss) Income Attributable to Noncontrolling Interests	(44)	152	(158)	387	337	(584)	(1,311)	513	251	(1,131)
Net Income Attributable to B. Riley Financial, Inc.	8,023	22,157	34,302	17,129	81,611	(98,665)	83,840	48,379	171,594	205,148
Preferred Stock Dividends	-	-	-	264	264	1,055	1,087	1,088	1,480	4,710
Net Income Available to Common Shareholders	**8,023**	**22,157**	**34,302**	**16,865**	**81,347**	**(99,720)**	**82,753**	**47,291**	**170,114**	**200,438**
Diluted Income per Common Share	**$0.30**	**$0.82**	**$1.21**	**$0.59**	**$2.95**	**($3.83)**	**$3.07**	**$1.75**	**$6.55**	**$7.56**
Weighted Average Diluted Common Shares Outstanding	26,687,531	26,896,573	28,233,423	28,412,871	27,529,157	26,028,613	26,992,823	27,050,448	25,966,501	26,508,397

B | RILEY Financial | 35

Historical Financial Results for B. Riley Financial

B. Riley Financial Segment Financial Results

USD in 000's	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020
Operating Revenues:										
Capital Markets (1)	$50,857	$79,444	$84,574	$127,049	$341,924	$114,338	$100,188	$99,130	$201,065	$514,721
Auction and Liquidation	20,709	34,916	11,286	(44,395)	22,516	20,661	8,251	44,185	15,667	88,764
Financial Consulting	17,160	18,951	20,072	20,109	76,292	20,714	18,845	25,583	26,480	91,622
Principal Investments - UOL and MJ	27,535	25,778	23,863	23,686	100,862	22,722	21,431	21,602	21,383	87,138
Brands	-	-	-	4,055	4,055	3,801	3,206	4,000	5,451	16,458
Operating Revenues (1)	**116,261**	**159,089**	**139,795**	**130,504**	**545,649**	**182,236**	**151,921**	**194,500**	**270,046**	**798,703**
Investment Gain (Loss) (2)	25,867	5,595	40,268	34,733	106,463	(182,442)	114,547	31,753	140,160	104,018
Total Revenues	**142,128**	**164,684**	**180,063**	**165,237**	**652,112**	**(206)**	**266,468**	**226,253**	**410,206**	**902,721**
Segment Operating Income:										
Capital Markets (3)	(3,738)	12,784	15,603	52,741	77,391	43,467	29,036	33,623	102,503	208,630
Auction and Liquidation	11,504	17,828	5,953	(60,818)	(25,533)	4,289	2,020	12,000	7,460	25,769
Financial Consulting	3,390	4,641	5,120	4,664	17,814	4,918	3,504	7,249	6,873	22,543
Principal Investments - UOL and MJ	7,929	7,779	8,662	8,787	33,157	8,504	9,188	8,368	7,300	33,360
Brands	-	-	-	2,667	2,667	(1,817)	(6,318)	2,292	4,054	(1,789)
Segment Operating Income (3)	**19,085**	**43,032**	**35,338**	**8,041**	**105,496**	**59,361**	**37,430**	**63,532**	**128,190**	**288,513**
Investment Income (Loss) (4)	15,572	9,705	35,130	33,875	94,282	(166,972)	101,507	26,911	133,699	95,145
Total Segment Income (Loss)	**34,657**	**52,737**	**70,468**	**41,916**	**199,778**	**(107,611)**	**138,937**	**90,443**	**261,889**	**383,658**

1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
2. Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans.
3. Segment Operating Income is defined as Segment Income excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
4. Investment Income (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.

B RILEY Financial | 36

Non-GAAP Financial Measures

B. Riley Financial Adjusted EBITDA Reconciliation

USD in 000's	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY Dec 31, 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY Dec 31, 2020
Net Income (Loss) Attributable to B. Riley Financial, Inc.	$8,023	$22,157	$34,302	$17,129	$81,611	($98,665)	$83,840	$48,379	$171,594	$205,148
EBITDA Adjustments										
Provision (Benefit) for Income Taxes	3,104	9,289	14,409	7,842	34,644	(37,539)	32,208	18,711	62,060	75,440
Interest Expense	10,770	11,588	12,772	15,075	50,205	15,654	16,509	16,374	16,712	65,249
Interest Income	(637)	(331)	(361)	(248)	(1,577)	(246)	(224)	(67)	(27)	(564)
Share Based Payments	2,614	2,934	4,728	5,640	15,916	5,322	4,167	4,778	4,321	18,588
Depreciation and Amortization	4,913	4,831	4,473	4,831	19,048	4,956	4,923	4,886	4,604	19,369
Restructuring Costs	147	1,552	-	-	1,699	-	-	1,557	-	1,557
Impairment of Tradenames	-	-	-	-	-	4,000	8,500	-	-	12,500
Transactions Related Costs and Other	5,496	836	7	-	6,339	10,454	(1,660)	(485)	1,222	9,531
Total Adjustments	26,407	30,699	36,028	33,140	126,274	2,601	64,423	45,754	88,892	201,670
Adjusted EBITDA	**$34,430**	**$52,856**	**$70,330**	**$50,269**	**$207,885**	**($96,064)**	**$148,263**	**$94,133**	**$260,486**	**$406,818**
Operating EBITDA Adjustments:										
Trading (Income) Loss and Fair Value Adjustments on Loans	(25,867)	(5,595)	(40,268)	(34,733)	(106,463)	182,442	(114,547)	(31,753)	(140,160)	(104,018)
Other Investment Related Expenses	10,295	(4,110)	5,138	858	12,181	(15,470)	13,040	4,842	6,461	8,873
Total Operating EBITDA Adjustments	(15,572)	(9,705)	(35,130)	(33,875)	(94,282)	166,972	(101,507)	(26,911)	(133,699)	(95,145)
Operating Adjusted EBITDA	**$18,858**	**$43,151**	**$35,200**	**$16,394**	**$113,603**	**$70,908**	**$46,756**	**$67,222**	**$126,787**	**$311,673**

B | RILEY Financial | 37

38 Non - GAAP Financial Measures B. Riley Financial Adjusted Net Income Reconciliation FY FY Q1 Q2 Q3 Q4 Dec 31, Q1 Q2 Q3 Q4 Dec 31, USD in 000's 2019 2019 2019 2019 2019 2020 2020 2020 2020 2020 Net Income (Loss) Attributable to B. Riley Financial, Inc. $8,023 $22,157 $34,302 $17,129 $81,611 ($98,665) $83,840 $48,379 $171,594 $205,148 Share Based Compensation 2,614 2,934 4,728 5,640 15,916 5,322 4,167 4,778 4,321 18,588 Amortization of Intangible Assets 3,377 3,344 3,310 3,815 13,846 4,024 4,024 3,919 3,769 15,736 Restructuring Costs 147 1,552 - - 1,699 - - 1,557 - 1,557 Impairment of Tradenames - - - - - 4,000 8,500 - - 12,500 Transactions Related Costs and Other 5,496 836 7 - 6,339 10,454 (1,660) (485) 1,222 9,531 Income Tax Effect of Adjusting Entries (3,245) (2,560) (2,380) (2,969) (11,154) (6,559) (4,172) (2,725) (2,473) (15,929) Total Adjustments 8,389 6,106 5,665 6,486 26,646 17,241 10,859 7,044 6,839 41,983 Adjusted Net Income $16,412 $28,263 $39,967 $23,615 $108,257 ($81,424) $94,699 $55,423 $178,433 $247,131

39 For more information, please visit www.brileyfin.com